                                      MAST0409A  30 year  4.5's        Date:08/17/2004   14:41:12

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 UBS Investment Bank               |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

 Closing Date: 8/30/2004           |WHOLE  30 year  Pricing Speed: 250 PSA               |PacI %: 0.00   Indices:

 First Pay: 9/25/2004              |WAC:4.78   WAM:177.49                                |

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 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description              Day Deal%

  Name      Bal(MM)                     Window     Life         Yr   bp             %                                           Del

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  1A1       32,333,995.44     4.75000  9/04- 8/19   4.75         4

   24  93.95

  2A1

      144,759,000

5.50000

    3.31

  2A2 VADM  19,241,000

5.50000

    6.13

  2A3  Z    16,000,000

5.50000

   12.49

  2A4 NAS   20,000,000

5.50000

   11.05

  3A1       77,126,402        5.25000  9/04- 4/12   3.49         3                                                               24  55.09

  3A2       20,013,598        5.25000  9/04- 4/12   3.49         3                                                               24  14.30

  3A3 VADM   7,644,000        5.25000  9/04- 9/12   5.44        -2                                                               24   5.46

  3A4 VADM  10,832,000        5.25000  9/12-10/14   9.03        -2                                                               24   7.74

  3A5  Z     9,935,000        5.25000 11/14- 4/34  14.90        30                                                               24   7.10

  3A6 NAS   13,726,550        5.25000  9/09- 4/34  11.53        10                                                               24   9.80

  3A7 MEZNAS   722,450        5.25000  9/09- 4/34  11.53        10                                                               24   0.52

  4A1      116,661,034.63     6.00000  9/04- 8/34   5.49         5

   24  96.56

  5A1       42,308,141.14     5.25000  9/04- 8/19   4.50         4

   24  98.49

  6A1       65,765,047.29     5.00000  9/04- 9/19   4.79        -2

   24  96.71

  7A1       56,430,000        6.34300  9/04- 8/16   1.70        -2

   24  99.00

  8A1       16,673,000        5.09000  9/04- 3/06   0.90        -2                                                               24  16.67

  8A2       81,577,000        5.09000  3/06- 6/19   5.09        -2                                                               24  81.58

  Paydown Rules:

  Group1:

1. Pay 1A1, until retired;

  Group2:

Allocate 2A3 accrual amount in the following order:

   Pay 2A2 and 2A1, in that order until retired;

   Pay 2A3, until retired;

1. Pay NAS (2A4) the NAS distribution amount, until retired;

2. Pay 2A1, 2A2, 2A3 and NAS, in that order until retired;

  Group3:

Allocate 3A5 accrual amount in the following order:

   Pay 3A3 and 3A4, in that order until retired;

   Pay 3A5, until retired;

3A7 senior support to 3A2, 3A5 and 3A6

1. Pay NAS (3A6 and 3A7) the NAS distribution amount, until retired;

2. Pay 3A1 and 3A2, pro-rata until retired;

3. Pay 3A3, 3A4, 3A5, 3A6, 3A7 and NAS in that order until retired;

  Group4:

1. Pay 4A1, until retired;

  Group5:

1. Pay 5A1, until retired;

  Group6:

1. Pay 6A1, until retired;

  Group7:

1. Pay 7A1, until retired;

  Group8:

1. Pay 8A1 and 8A2, in that order, until retired;

  Pricing Speeds:

Group 1, 3 & 6: 250PSA

Group 2, 4, 5 & 8: 300PSA

Group 7: 40CPR

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent times the NAS prepay shift of the scheduled principal amount and the NAS percent times the NAS prepay shift of the unscheduled principal amount.  The NAS percent will be zero for the first five years and thereafter will be equal to the (NAS) divided by the balance of the ALL Certificates.  The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

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                      Collateral

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

Group 1

[See attached]

Group 2

[See attached]

Group 4

[See attached]

Group 5

[See attached]

Group 6

[See attached]

Group 7

[See attached]

Group 8

[See attached]

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.